                                POWER OF ATTORNEY

        Know all Men by These Presents, that the undersigned hereby constitutes and appoints JAMES W. GUEDRY, WILLIAM B. LYTTON, AND JAMES P. MELICAN and each of them (with full power to each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them on their behalf and in their name, place and stead, in any and all capacities, to sign, execute and affix their seal thereto and file the Annual Report of International Paper Company on Form 10-K (or any other appropriate form), under the Securities Exchange Act of 1934, as amended, together with any and all amendments to such Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, for all intents and purposes, and that the undersigned hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                                                      EXHIBIT 24


                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                           International Paper Company


                                           By:  /s/ James W. Guedry
                                               -----------------------------
                                                James W. Guedry, Secretary

March 30, 1998

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED:


     NAME                          TITLE                      DATE

/s/ John T. Dillon         Chairman of the Board,         March 30, 1998
-----------------------    Chief Executive Officer
(John T. Dillon)           and Director


/s/ C. Wesley Smith*       Executive Vice                 March 30, 1998
-------------------        President and Director
(C. Wesley Smith)


/s/ Peter I. Bijur*             Director                  March 30, 1998
-------------------
(Peter I. Bijur)


/s/ Willard C. Butcher*         Director                  March 30, 1998
-----------------------
(Willard C. Butcher)


/s/ Robert J. Eaton*            Director                  March 30, 1998
--------------------
(Robert J. Eaton)


/s/ John A. Georges*            Director                  March 30, 1998
--------------------
(John A. Georges)


/s/ Thomas C. Graham*           Director                  March 30, 1998
---------------------
(Thomas C. Graham)


/s/ John R. Kennedy*            Director                  March 30, 1998
--------------------
(John R. Kennedy)


/s/ Donald F. McHenry*          Director                  March 30, 1998
----------------------
(Donald F. McHenry)

/s/ Patrick F. Noonan*          Director                  March 30, 1998
----------------------
(Patrick F. Noonan)


/s/ Jane C. Pfeiffer*           Director                  March 30, 1998
---------------------
(Jane C. Pfeiffer)


/s/ Edmund T. Pratt, Jr.*       Director                  March 30, 1998
-------------------------
(Edmund T. Pratt, Jr.)


/s/ Charles R. Shoemate*        Director                  March 30, 1998
------------------------
(Charles R. Shoemate)


/s/ Marianne M. Parrs      Senior Vice President          March 30, 1998
------------------------   and Chief Financial
(Marianne M. Parrs)         Officer


/s/ Andrew R. Lessin       Vice President and             March 30, 1998
----------------------     Controller and Chief
(Andrew R. Lessin)          Accounting Officer


*By    /s/ James W. Guedry
    -----------------------------------
    (James W. Guedry, Attorney-in-Fact)